Lehman Brothers

Residential Mortgage Finance

[$937,911,000]

(APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)

SARM 2005-10

SENIOR TERM SHEET

SENIOR / SUBORDINATE REMIC CERTIFICATES

 AURORA LOAN SERVICES LLC, MASTER SERVICER

[JPMORGAN CHASE], TRUSTEE

Class	Approximate Size ($)	Initial Coupon (1)	WAL 10% Call (2) (Yrs.)	Pmt. Window Call (2) (Mths.)	Approx. Initial C/E (3)	Approx. Targeted C/E (4)	Legal Final Maturity	Expected Ratings S&P/Moody’s
A-1 (5)	[$844,119,000]	1mL + [ ]%	[2.98]	[1-96]	[16.15%]	[16.50%]	[6/2035]	[AAA/Aaa]
A-2 (5) (7)	[$93,792,000]	1mL + [ ]%	[2.98]	[1-96]	[6.15%]	[6.50%]	[6/2035]	[AAA/Aaa]
A-IO (6) (7)	(6)	[1.65%] (6)	N/A	[1-40]	[6.15%]	[6.50%]	[9/2008]	[AAA/Aaa]
M1 (7)	[$39,974,000]	1mL + [ ]%	[5.24]	[37-96]	[2.15%]	[2.50%]	[6/2035]	[TBD]
M2 (7)	[$9,993,000]	1mL + [ ]%	[5.22]	[37-96]	[1.15%]	[1.50%[	[6/2035]	[TBD]
M3 (7)	[$11,492,000]	1mL + [ ]%	[4.42]	[37-89]	[0.00%]	[0.35%]	[6/2035]	[TBD]

(1)

Each Class of Certificates, other than the Class A-IO Certificates, will accrue interest at a rate of One Month LIBOR plus a specified spread subject to the applicable Net Funds Cap.  The spread on the Class A-1 and Class A-2 Certificates (the “Class A Certificates”) will increase to 2.0 times the stated spread and the Subordinate Certificates will increase to 1.5 times the stated spread for such class on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised.  One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2)

The weighted average lives and payment window to 10% Optional Termination assume: (i) prepayments occur at 25% CPR for the mortgage loans and (ii) bonds pay on the 25th of each month beginning in June 2005.

(3)

Initial credit support (“C/E”) for a class equals (i) the percentage of the certificates (as a product of the mortgage loan balance) subordinate to such class plus (ii) the initial overcollateralization (“O/C”) amount.  The initial O/C amount on the Closing Date will equal 0.00% of the Cut-Off Date collateral balance.  Rating levels are subject to final approval.

(4)

Assumes Initial O/C of 0.00% has been built to reach the O/C Target.  The O/C Target is 0.35% of Cut-Off Date collateral balance.

(5)

The Class A-1 and Class A-2 Certificates will be paid principal on a pro rata basis, however, if losses on the mortgage loans are such that the aggregate principal amount of the Subordinate Certificates is reduced to zero and there is no overcollateralization, distributions of principal that would otherwise be distributed to the Class A-1 and Class A-2 Certificates on a pro rata basis will thereafter be distributed sequentially to the Class A-1 and Class A-2 Certificates, in that order, until the principal amount of each such class is reduced to zero.

(6)

The Class A-IO Certificates will be interest only certificates and will not be entitled to any distributions of principal.  The Class A-IO Certificates will accrue interest on a notional balance equal to the beginning balance of the mortgage loans for the Distribution Date.  The Class A-IO Certificates will accrue interest at a rate equal to the lesser of (a) [1.65%] per annum and (b) the excess, if any, of (i) the Senior Net Funds Cap less (ii) the Weighted Average Bond Coupon.  After the 40th Distribution Date, the Class A-IO Certificates will no longer be entitled to distributions of any kind.  The Class A-IO Certificates will not be offered.

(7)

The Class A-2, A-IO, Class M1, Class M2 and Class M3 Certificates are not offered hereby.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

DEAL OVERVIEW

•

The issuer will be Structured Adjustable Rate Mortgage Loan Trust and the deal will be found on Bloomberg under the symbol “SARM”.

•

The collateral will be comprised of non-hybrid Six Month LIBOR ARMs (40.32%), Two Year hybrid ARMs (29.75%), Three Year hybrid ARMs (28.11%), non-hybrid, fully amortizing ARMs indexed to One Year MTA (0.94%), non-hybrid One Month LIBOR ARMs (0.86%) and non-hybrid One Year CMT (0.02%).

•

The Class A Certificates will have the benefit of a interest rate cap agreement (the “Cap Agreement”) through the Distribution Date in [February 2008] (month [33]).  The Cap Agreement is intended to mitigate the basis risk that could result from (a) the mismatch between the rate adjustment frequency on the mortgage loans in the collateral pool that adjust on a semi-annual or annual basis and the index on the Certificates and (b) the difference between the interest rates on the Certificates and the weighted average net coupon of the Mortgage Loans that have an initial fixed interest rate period.

•

10% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance is less than 10% of the Cut-Off Date balance.

CREDIT ENHANCEMENT

•

Credit enhancement for the benefit of the Certificateholders will be provided by (1) Excess Interest, (2) Overcollateralization, and (3) Subordination.

•

Realized Losses on the Mortgage Loans in excess of available overcollateralization will have the effect of reducing amounts distributable in respect of the Subordinate Certificates in reverse order of seniority before reducing amounts distributable in respect of the Class A Certificates.  The balances of the Class A Certificates will not be reduced by Realized Losses.

•

If losses on the mortgage loans are such that the aggregate principal amount of the Subordinate Certificates is reduced to zero and there is no overcollateralization, distributions of principal that would otherwise be distributed to the Class A-1 and Class A-2 Certificates on a pro rata basis will thereafter be distributed sequentially to the Class A-1 and Class A-2 Certificates, in that order, until the principal amount of each such class is reduced to zero.

STRUCTURE

Principal

•

Subordinate Certificates will be locked-out from distributions of principal for the earlier of (1) the later of (a) the first three years  or (b) until the Senior Enhancement Percentage is greater than 13.00% or (2) when the Class A Certificates have been reduced to zero.

•

On or after the Stepdown Date, provided a Trigger Event (as described on page 5) is not in effect, principal will be distributed to the Class A Certificates until the targeted enhancement percentage has been reached.  Once the targeted enhancement percentage has been reached, all principal will then be allocated sequentially to the Subordinate Certificates so that the credit enhancement behind each class equals two times the respective initial enhancement percentage for such class.

Interest

•

The Class A-1 Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject to the applicable Net Funds Cap.

•

The margin on the Class A Certificates will increase to 2.0 times the stated margin and the margin on the Subordinate Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised.

•

Basis risk shortfalls will be paid on future distribution dates with interest on unpaid interest, to the extent of funds available, after all current interest has been paid on each class of certificates.

Subordination of Class M Certificates
	Priority of Payment		Class A-IO and Class A(1) (2) Initial Enhancement Pct. (6.15%)
			Class M-1 Initial Enhancement Pct. (2.15%)		Order of Loss Allocation
The O/C target of 0.35% will be the O/C floor.		ò	Class M-2 Initial Enhancement Pct. (1.15%) Class M-3 Initial Enhancement Pct. (0.00%)	ñ		Classes M-1,M-2 and M-3 Are subject to a lock-out Period until the Stepdown Date with respect to principal payments.
Overcollateralization Initial upfront (0.00%) Target (0.35%)

(1)

The Interest-Only Class (Class A-IO) is not entitled to distributions of principal.  Class A-IO and Class A Certificates share preferential right to receive interest over the Subordinate Certificates.

(2)

The Class A-1 Certificates have the support of the Class A-2 Certificates, as described herein, and have an initial enhancement percentage of 16.15%

SUMMARY OF TERMS

Cut-off Date:

May 1, 2005

Statistical Cut-Off Date:

April 1, 2005

Settlement Date:

May 31, 2005

Distribution Date:

25th of each month, commencing in June 2005

Issuer:

Structured Adjustable Rate Mortgage Loan Trust (“SARM”)

Trustee:

[JPMorgan Chase]

Master Servicer:

Aurora Loan Services LLC (“ALS”)

Certificates:

“Senior Certificates”: Class A and the Class A-IO Certificates

“Class A Certificates”: Class A-1 and Class A-2 Certificates

“Subordinate Certificates”: Class M1, Class M2 and Class M3 Certificates

“LIBOR Certificates”: Class A and the Subordinate Certificates

“Certificates”: Senior and Subordinate Certificates

Offered Certificates:

The Class A-1 Certificates.

Master Servicer Fee:

The Master Servicer will be paid a monthly fee (the ‘‘Master Servicing Fee’’) equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:

30/360 for the Class A-IO Certificates; Actual/360 for the Class A, Class M1, Class M2 and Class M3 Certificates

Accrual Period:

The “Accrual Period” applicable to each class of Certificates, except the Class A-IO Certificates, with respect to each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Distribution Date, the Closing Date for the Class M1, Class M2 and Class M3 Certificates, or May 25, 2005 in the case of the Class A Certificates) and ending on the day immediately preceding the related Distribution Date.  The “Accrual Period” for the Class A-IO Certificates will be the calendar month preceding the month of the Distribution Date.

Settlement:

The Class A, Class A-IO Certificates will settle with accrued interest.  The Class M1, Class M2 and Class M3 Certificates will settle without accrued interest.

Delay Days:

Zero Delay for the Class A, Class M1, Class M2 and Class M3 Certificates; 24 Day Delay for the Class A-IO Certificates.

Collection Period:

The “Collection Period” with respect to any Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:

All the Senior and Subordinate Certificates are book-entry form through DTC.

Minimum Denomination:

Minimum $25,000; increments $1 in excess thereof for the Class A Certificates,  $100,000 with increments of $1 in excess thereof for the Subordinate Certificates and $1,000,000 minimum notional amount with increments of $1 for the A-IO Certificates.

Tax Status:

REMIC for Federal income tax purposes.

SMMEA Eligibility:

The Senior Certificates and the Class M1 Certificates will be SMMEA eligible.

ERISA Eligibility:

The Senior and Subordinate Certificates are expected to be ERISA eligible.

Trigger Event:

A “Trigger Event” will be in effect with respect to any Distribution Date if either a Delinquency Event or a Cumulative Loss Trigger Event is in effect for such Distribution Date.

Delinquency Event:

A“Delinquency Event” will be in effect with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [40%] of the Senior Enhancement Percentage for such Distribution Date.

Rolling Three Month

Delinquency Rate:

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

Delinquency Rate:

The “Delinquency Rate” for any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Pool Balance as of the close of business on the last day of such month.

Cumulative Loss Trigger

Event:

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Month

Distribution Date

Loss Percentage

37-48

June 2008 to May 2009

[1.00%]

49-60

June 2009 to May 2010

[1.25%]

61-72

June 2010 to May 2011

[1.50%]

73+

June 2011 and thereafter

[1.70%]

Targeted Percentages:

After the Stepdown Date and if a Trigger Event is not in effect, the classes should be paid down so that their balances conform to the following percentages of the ending collateral balance for each Distribution Date:

Class

Target Percent

A

[87.00%]

M-1

[95.00%]

M-2

[97.00%]

M-3

[99.30%]

For the Class A Certificates, the targeted balance is approximately [87.00%] of the ending collateral balance.  For the Class M1 Certificates, the target balance is met when the aggregate balance of the Class A and Class M1 Certificates is approximately [95.00%] of the ending collateral balance.  For the Class M2 Certificates, the target balance is met when the aggregate balance of the Class A, Class M1 and Class M2 Certificates is approximately [97.00%] of the ending collateral balance.  For the Class M3 Certificates, the target balance is met when the aggregate balance of the Class A, Class M1, Class M2 and Class M3 Certificates is approximately [99.30%] of the ending collateral balance.  Prior to the Stepdown Date or when a Trigger Event is in effect, the classes will be paid down sequentially until the aggregate certificate principal balance equals the Target Amount.

Senior Net Funds Cap:

The “Senior Net Funds Cap” with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount for such date and (2) 12, and the denominator of which is the balance of the mortgage loans for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.  The Senior Net Funds Cap will be applicable for the Class A and Class A-IO Certificates.

Subordinate Net Funds Cap:

The “Subordinate Net Funds Cap” with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount for such date and (2) 12, and the denominator of which is the balance of the mortgage loans for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.  The Subordinate Net Funds Cap will be applicable for the Class M1, Class M2 and Class M3 Certificates.

Basis Risk Shortfall:

To the extent that the coupons on the Class A, Class M1, Class M2 and Class M3 Certificates are limited by their respective Net Funds Cap, that class will have a “Basis Risk Shortfall” and will be entitled to the amount.  If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk Shortfall at the coupon for such class, calculated without respect to the applicable Net Funds Cap.

Weighted Average Bond

Coupon:

The “Weighted Average Bond Coupon” with respect to each Distribution Date will be an annual rate equal to (a) the sum of (i) the product of the beginning balance of the Class A-1 Certificates and the coupon on the Class A-1 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (ii) the product of the beginning balance of the Class A-2 Certificates and the coupon on the Class A-2 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (iii) the product of the beginning balance of the Class M1 Certificates, the coupon on the Class M1 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (iv) the product of the beginning balance of the Class M2 Certificates, the coupon on the Class M2 Certificates and the actual number of days in the Accrual Period related to such distribution date divided by 30 and (v) the product of the beginning balance of the Class M3 Certificates and the coupon on the Class M3 Certificates and the actual number of days in the Accrual Period related to such distribution date divided by 30, divided by (b) the beginning balance of the mortgage loans for such Distribution Date.

Class A-IO Certificates:

The Class A-IO Certificates will accrue interest a rate equal to the lesser of (a) [1.65%] per annum and (b) the excess, if any, of (i) the Senior Net Funds Cap less (ii) the Weighted Average Bond Coupon.  The Class A-IO Certificates will be paid interest pro rata with the Class A Certificates at the beginning of the waterfall.  However, to the extent that the coupon of the Class A-IO Certificates is limited by the excess, if any, of the Senior Net Funds Cap over the Weighted Average Bond Coupon, the Class A-IO Certificates will not be entitled to reimbursement for such shortfall.

The Class A-IO Certificates will not forfeit interest payments to help cover Basis Risk Shortfalls remaining from previous periods on the Class A, Class M1, Class M2 and Class M3 Certificates.

Interest Rate Cap:

The Class A Certificates will have a cap agreement purchased by the Trust to (i) protect the LIBOR Certificates against interest rate risk from upward movement in One Month LIBOR and (ii) diminish basis risk associated with respect to (a) the mismatch between the rate adjustment frequency on the mortgage loans in the collateral pool that adjust on a semi-annual or annual basis and the index on the Class A Certificates and (b) the mismatch between the weighted average net coupon of the Mortgage Loans with initial fixed interest rate period and the index on the LIBOR Certificates.

On each Distribution Date, the cap provider will make payments equal to the product of (a) the cap agreement notional balance for that month, (b) the excess of (i) the lesser of (x) One Month LIBOR and (y) the high strike rate over (ii) the variable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.  For purposes of calculating cap payments, the cap agreement notional balance will be limited by the aggregate outstanding balance of the Class A Certificates.  However, any cash that the trust receives from the cap agreements that is not allocated to the classes is still property of the trust and will be allocated to the Class CX.

The Cap Agreement will have a variable strike rate and a variable cap agreement notional balance.  As previously described above, the cap agreement notional balance will be limited to the balance of the Class A Certificates.  The table below shows the variable strike rate and cap agreement notional balance.  The Class A Certificates will not be entitled to any additional cashflow for One Month LIBOR rates in excess of the high strike rate, which is [7.796%] through the Distribution Date in [May 2007] and then increases to [8.796%] through the Distribution Date in [February 2008].

Month	Approximate Notional Balance ($)	Variable Strike Rate(%)	Month	Approximate Notional Balance ($)	Variable Strike Rate(%)
1	937,911,000.00	5.335	18	665,741,896.16	6.809
2	919,391,936.35	5.574	19	652,273,879.71	7.052
3	901,215,499.31	5.397	20	639,054,888.70	6.833
4	883,375,354.73	5.616	21	626,081,167.31	6.833
5	865,865,285.78	5.873	22	613,347,304.70	7.594
6	848,679,267.76	6.059	23	600,848,941.18	7.232
7	831,817,442.77	6.270	24	588,588,279.43	7.796
8	815,267,527.52	6.059	25	576,558,490.53	7.748
9	799,023,719.70	6.059	26	564,750,954.60	8.032
10	783,080,364.19	6.741	27	553,162,099.25	7.765
11	767,432,324.35	6.087	28	541,787,351.13	7.766
12	752,074,895.38	6.663	29	530,622,807.67	8.438
13	737,006,325.20	6.440	30	519,668,754.01	8.667
14	722,216,385.93	6.663	31	508,920,194.95	8.796
15	707,699,931.41	6.440	32	498,370,224.53	8.706
16	693,451,910.41	6.442	33	488,015,502.23	8.706
17	679,467,454.75	6.679	34	0	0

Interest Payment Priority:

On each Distribution Date, the interest remittance amount for such date will be distributed as follows:

1)

To pay interest, pro rata, to the Class A-1, Class A-2 and Class A-IO Certificates;

2)

To pay interest to the Class M1 Certificates;

3)

To pay interest to the Class M2 Certificates;

4)

To pay interest to the Class M3 Certificates; and

5)

All remaining amounts of interest will be used as excess interest for the following:

a.

To build and maintain the overcollateralization amount;

b.

To pay back Basis Risk Shortfalls;

c.

To pay back previous writedown amounts on the Class M1, Class M2 and Class M3 Certificates; and

d.

To pay the Class X Certificate.

Sensitivity Analysis – To Call

CPR	10%	15%	20%	25%	30%	40%	50%

Class A-1 and Class A-2
Avg. Life (yrs)	7.44	5.13	3.81	2.98	2.41	1.66	1.19
Window (mos)	1-223	1-161	1-122	1-96	1-78	1-55	1-41
Expected Final Mat.	12/2023	10/2018	7/2015	5/2013	11/2011	12/2009	10/2008

Sensitivity Analysis – To Maturity

CPR	10%	15%	20%	25%	30%	40%	50%

Class A-1 and Class A-2
Avg. Life (yrs)	7.83	5.52	4.14	3.25	2.63	1.82	1.30
Window (mos)	1-349	1-319	1-269	1-221	1-184	1-132	1-98
Expected Final Mat.	6/2034	12/2031	10/2027	10/2023	9/2020	5/2016	7/2013

Class A Available Funds Cap Schedule (1) (2) (3)

Period	Class A Available Funds Cap (%)	Period	Class A Available Funds Cap (%)
1	8.0502	31	9.2287
2	8.0497	32	9.0503
3	8.0499	33	9.0503
4	8.0500	34	9.5834
5	8.0502	35	9.5112
6	8.0498	36	10.7304
7	8.0495	37	10.3868
8	8.0501	38	10.7470
9	8.0501	39	10.4003
10	8.0496	40	10.4037
11	8.0498	41	10.9110
12	8.0503	42	10.9274
13	8.0502	43	11.2945
14	8.0504	44	10.9433
15	8.0502	45	10.9433
16	8.0505	46	12.1196
17	8.0504	47	11.1006
18	8.0502	48	11.8503
19	8.0498	49	11.4685
20	8.0499	50	11.8508
21	8.0499	51	11.4685
22	8.0500	52	11.4692
23	8.0499	53	11.8515
24	8.2622	54	11.4692
25	9.0504	55	11.8516
26	9.0498	56	11.4693
27	9.0496	57	11.4693
28	9.0496	58	12.6982
29	9.0501	59	11.4693
30	9.0505	60	11.8515

(1)

Based on one-month LIBOR, six-month LIBOR, one-year CMT and one-year MTA of 20% for each period.

(2)

Assumes 25% CPR.

(3)

The Class A Available Funds Cap was calculated as follows: the sum of (1) the net interest for the Distribution Date divided by the collateral balance, multiplied by 360 divided by the actual days in the Accrual Period and (2) the cash generated by the cap agreement divided by the balance of the Class A Certificates, multiplied by 360 divided by the actual days in the Accrual Period.

COLLATERAL SUMMARY

SARM 2005-10 –Collateral Summary as of Statistical Cut-off Date

Total Number of Loans	4,184	Occupancy Status
Total Outstanding Loan Balance	$1,023,729,668	Primary Home	49.66%
Average Loan Principal Balance	$244,677	Investment	41.57%
Prepayment Penalty	40.71%	Second Home	8.77%
Weighted Average Coupon	6.026%
Weighted Average Margin	3.845%
Weighted Average Original Term (mo.)	360	Geographic Distribution
Weighted Average Remaining Term (mo.)	358*	(Other states account individually for less than
Weighted Average Loan Age (mo.)	2*	5% of the Cut-off Date principal balance.)
Original LTV >80 and no MI (whole pool)	0.23%	CA	31.27%
Weighted Average Original LTV	75.57%	AZ	12.23%
Non-Zero Weighted Average FICO	734	FL	7.94%
Percentage of Loans with IO Terms	88.42%	NV	5.66%
		CO	5.11%

*Calculated as of May 1, 2005.		Lien Position
		First	100.00%

Collateral Characteristics
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Scheduled Principal Balances
($)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	36	$1,409,439.40	0.14%
50,000.01 - 100,000.00	597	46,469,030.36	4.54
100,000.01 - 150,000.00	905	113,900,916.86	11.13
150,000.01 - 200,000.00	714	124,264,956.55	12.14
200,000.01 - 250,000.00	518	116,129,569.13	11.34
250,000.01 - 300,000.00	380	104,185,656.27	10.18
300,000.01 - 350,000.00	268	87,392,714.30	8.54
350,000.01 - 400,000.00	200	74,669,160.59	7.29
400,000.01 - 450,000.00	131	55,809,401.32	5.45
450,000.01 - 500,000.00	109	51,927,140.41	5.07
500,000.01 - 550,000.00	68	35,779,839.15	3.50
550,000.01 - 600,000.00	69	39,577,827.44	3.87
600,000.01 - 650,000.00	60	38,022,064.33	3.71
650,000.01 - 700,000.00	9	6,175,561.32	0.60
700,000.01 - 750,000.00	20	14,587,119.84	1.42
750,000.01 - 800,000.00	12	9,295,500.00	0.91
800,000.01 - 850,000.00	13	10,715,750.00	1.05
850,000.01 - 900,000.00	16	14,191,060.40	1.39
900,000.01 - 950,000.00	6	5,530,204.00	0.54
950,000.01 - 1,000,000.00	27	26,571,763.12	2.60
1,000,000.01 >=	26	47,124,993.63	4.60
Total:	4,184	$1,023,729,668.42	100.00%

Min.: $22,000
Max: $4,000,000
Avg.: $244,677

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Mortgage Rates
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2.501 - 3.000	5	$1,812,339.37	0.18%
3.001 - 3.500	17	7,015,256.17	0.69
3.501 - 4.000	59	18,227,774.37	1.78
4.001 - 4.500	179	62,722,011.88	6.13
4.501 - 5.000	326	135,489,948.82	13.23
5.001 - 5.500	444	153,980,531.03	15.04
5.501 - 6.000	689	180,176,393.34	17.60
6.001 - 6.500	696	135,091,939.36	13.20
6.501 - 7.000	693	127,915,766.87	12.50
7.001 - 7.500	510	94,264,236.45	9.21
7.501 - 8.000	361	70,205,140.86	6.86
8.001 - 8.500	198	35,233,969.81	3.44
8.501 - 9.000	7	1,594,360.09	0.16
Total:	4,184	$1,023,729,668.42	100.00%

Min.: 2.750%
Max: 8.625%
Weighted Avg.: 6.026%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
241 - 300	1	$1,570,933.26	0.15%
301 - 360	4,183	1,022,158,735.16	99.85
Total:	4,184	$1,023,729,668.42	100.00%

Min.: 300
Max.: 360
Weighted Avg.: 360

Remaining Terms to Stated Maturity*
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
241 - 300	2	$2,285,207.48	0.22%
301 - 360	4,182	1,021,444,460.94	99.78
Total:	4,184	$1,023,729,668.42	100.00%

Min: 269*
Max: 360*
Weighted Avg.: 358*

*Calculated as of May 1, 2005.

Interest Only Term
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	616	$118,552,407.73	11.58%
60	2,567	506,654,674.33	49.49
120	1,001	398,522,586.36	38.93
Total:	4,184	$1,023,729,668.42	100.00%

Non-Zero Min: 60
Max: 120
Non-Zero Weighted Avg.: 86

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Loan-to-Value Ratio
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 10.00	1	$226,500.00	0.02%
10.01 - 20.00	4	691,303.28	0.07
20.01 - 30.00	6	1,121,500.00	0.11
30.01 - 40.00	20	9,532,509.87	0.93
40.01 - 50.00	35	19,220,718.38	1.88
50.01 - 60.00	99	53,406,810.93	5.22
60.01 - 70.00	412	136,986,607.12	13.38
70.01 - 80.00	3,523	787,117,131.05	76.89
80.01 - 90.00	71	12,628,251.11	1.23
90.01 - 100.00	13	2,798,336.68	0.27
Total:	4,184	$1,023,729,668.42	100.00%

Min.: 7.28%
Max: 100.00%
Weighted Avg: 75.57%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date
FICO Score
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	4	$1,154,549.18	0.11%
580 - 599	1	144,476.69	0.01
600 - 619	1	168,354.65	0.02
620 - 639	12	3,657,106.64	0.36
640 - 659	27	10,169,327.04	0.99
660 - 679	103	51,242,137.78	5.01
680 - 699	162	63,030,695.12	6.16
700 - 719	1,057	247,764,179.15	24.20
720 - 739	912	207,689,103.88	20.29
740 - 759	808	185,316,009.42	18.10
760 - 779	615	137,406,027.25	13.42
780 - 799	394	91,923,687.54	8.98
800 - 819	87	23,729,129.19	2.32
820 - 839	1	334,884.89	0.03
Total:	4,184	$1,023,729,668.42	100.00%

Min.: 590
Max.: 830
Non-Zero Weighted Avg.: 734

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Loan Purpose
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	3,533	$782,337,851.63	76.42%
Cash Out Refinance	424	168,940,852.21	16.50
Rate/Term Refinance	227	72,450,964.58	7.08
Total:	4,184	$1,023,729,668.42	100.00%

Property Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	2,202	$528,981,771.97	51.67%
PUD	1,110	278,134,855.66	27.17
Condo	368	85,617,669.03	8.36
2 Family	247	54,521,416.96	5.33
4 Family	135	36,767,166.75	3.59
3 Family	120	35,758,888.05	3.49
Coop	1	3,692,500.00	0.36
Manufactured Housing	1	255,400.00	0.02
Total:	4,184	$1,023,729,668.42	100.00%

Product Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Six Month LIBOR ARM	1,044	$412,803,409.52	40.32%
Two Year hybrid ARM	1,495	304,572,288.51	29.75
Three Year hybrid ARM	1,610	287,751,074.31	28.11
One Year MTA ARM*	22	9,585,466.29	0.94
One Month LIBOR ARM	12	8,843,642.60	0.86
One Year CMT ARM	1	173,787.19	0.02
Total:	4,184	$1,023,729,668.42	100.00%

*These loans are indexed to One Year MTA, but do not have negative amortization features.  The interest rates and payments adjust on a semi-annual basis.

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

States – Top 10
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
California	786	$320,103,391.77	31.27%
Arizona	651	125,162,844.52	12.23
Florida	398	81,278,417.31	7.94
Nevada	231	57,947,081.65	5.66
Colorado	208	52,267,881.15	5.11
Virginia	133	37,765,697.15	3.69
Illinois	164	33,832,804.46	3.30
Washington	159	31,411,781.67	3.07
Maryland	122	30,714,082.61	3.00
Texas	212	29,316,315.77	2.86
Other	1,120	223,929,370.36	21.87
Total:	4,184	$1,023,729,668.42	100.00%

Index
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Six Month Libor	4,149	1,005,126,772.34	98.18%
One Year MTA	22	9,585,466.29	0.94
One Month LIBOR	12	8,843,642.60	0.86
One Year CMT	1	173,787.19	0.02
Total:	4,184	$1,023,729,668.42	100.00%

Originator
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Aurora Loan Services	4,136	$1,002,002,020.71	97.88%
Paul Financial	36	17,617,516.29	1.72
Wells Fargo	4	2,457,208.64	0.24
Greenpoint	5	959,676.18	0.09
BancMortgage	3	693,246.60	0.07
Total:	4,184	$1,023,729,668.42	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Original Prepayment Penalty in Years
(Years)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.000	2,199	$606,944,377.28	59.29%
0.333	33	12,470,450.00	1.22
0.417	4	718,812.00	0.07
0.500	49	14,771,325.11	1.44
0.583	7	3,295,142.00	0.32
0.667	4	1,551,850.00	0.15
1.000	12	6,469,101.31	0.63
2.000	527	97,890,995.95	9.56
3.000	1,349	279,617,614.77	27.31
Total:	4,184	$1,023,729,668.42	100.00%

Documentation Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited	2,069	$522,938,195.64	51.08%
Full	1,414	287,437,037.03	28.08
No Documentation	412	114,728,618.49	11.21
No Ratio	259	84,064,248.84	8.21
Stated	30	14,561,568.42	1.42
Total:	4,184	$1,023,729,668.42	100.00%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Gross Margin
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 1.000	4	$1,497,611.24	0.15%
1.001 - 1.500	10	4,556,252.17	0.45
1.501 - 2.000	59	25,461,767.15	2.49
2.001 - 2.500	881	343,860,289.22	33.59
2.501 - 3.000	135	58,844,196.79	5.75
3.001 - 3.500	9	2,628,245.13	0.26
3.501 - 4.000	6	1,606,649.05	0.16
4.001 - 4.500	10	2,468,708.76	0.24
4.501 - 5.000	3,061	581,166,235.07	56.77
5.001 - 5.500	2	323,696.55	0.03
5.501 - 6.000	2	399,678.94	0.04
6.001 - 6.500	2	491,063.81	0.05
6.501 - 7.000	2	303,190.15	0.03
7.501 - 8.000	1	122,084.39	0.01
Total:	4,184	$1,023,729,668.42	100.00%

Min: 0.750%
Max: 7.625%
Weighted Avg: 3.845%

Initial Periodic Rate Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
NA	104	$46,147,776.86	4.51%
1.000	967	381,329,413.12	37.25
1.500	1	211,278.94	0.02
2.000	3,072	586,058,056.13	57.25
3.000	29	7,444,604.03	0.73
6.000	11	2,538,539.34	0.25
Total:	4,184	$1,023,729,668.42	100.00%

Min: 1.000%
Max*: 9.250%
Weighted Avg*: 1.916%

*For the loans that do not have initial periodic rate caps, their initial periodic rate caps were calculated using the following formula: the loan’s maximum rate – the loan’s original gross mortgage rate.

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Subsequent Periodic Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
NA	104	$46,147,776.86	4.51%
1.000	1,004	390,834,617.58	38.18
1.500	1	211,278.94	0.02
2.000	3,075	586,535,995.04	57.29
Total:	4,184	$1,023,729,668.42	100.00%

Min: 1.000%
Max*: 9.250%
Weighted Avg*: 1.881%

*For the loans that do not have subsequent periodic rate caps, their subsequent periodic rate caps were calculated using the following formula: the loan’s maximum rate – the loan’s current gross mortgage rate.

Maximum Rate
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
9.001 - 9.500	1	$280,200.00	0.03%
9.501 - 10.000	29	9,766,678.86	0.95
10.001 - 10.500	168	56,550,524.65	5.52
10.501 - 11.000	314	124,375,116.27	12.15
11.001 - 11.500	432	148,973,107.88	14.55
11.501 - 12.000	743	202,545,564.66	19.79
12.001 - 12.500	731	152,473,143.97	14.89
12.501 - 13.000	691	126,995,536.20	12.41
13.001 - 13.500	511	94,446,699.82	9.23
13.501 - 14.000	359	70,465,950.64	6.88
14.001 - 14.500	197	35,051,506.44	3.42
14.501 - 15.000	8	1,805,639.03	0.18
Total:	4,184	$1,023,729,668.42	100.00%

Min: 9.375%
Max: 15.000%
Weighted Avg: 12.103%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Floor
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.501 - 1.000	4	$1,497,611.24	0.15%
1.001 - 1.500	10	4,556,252.17	0.45
1.501 - 2.000	58	25,294,567.15	2.47
2.001 - 2.500	873	340,118,409.20	33.22
2.501 - 3.000	135	59,221,406.87	5.78
3.001 - 3.500	6	1,421,506.04	0.14
3.501 - 4.000	4	914,318.06	0.09
4.001 - 4.500	3	519,717.54	0.05
4.501 - 5.000	9	3,243,090.18	0.32
5.001 - 5.500	103	21,220,683.53	2.07
5.501 - 6.000	529	105,923,720.31	10.35
6.001 - 6.500	693	134,288,513.31	13.12
6.501 - 7.000	687	125,160,924.76	12.23
7.001 - 7.500	509	94,095,881.80	9.19
7.501 - 8.000	358	69,729,284.12	6.81
8.001 - 8.500	196	34,929,422.05	3.41
8.501 - 9.000	7	1,594,360.09	0.16
Total:	4,184	$1,023,729,668.42	100.00%

Min: 0.750%
Max: 8.625%
Weighted Avg: 4.871%

Collateral Characteristics (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date
Next Rate Adjustment
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
June 2005	55	$25,690,641.93	2.51%
Jul 2005	62	20,275,780.14	1.98
August 2005	63	19,442,764.11	1.90
July 2005	201	82,989,073.75	8.11
October 2005	485	188,263,074.54	18.39
November 2005	215	95,437,302.12	9.32
December 2005	1	107,869.94	0.01
March 2006	12	2,372,564.35	0.23
April 2006	12	3,181,000.28	0.31
May 2006	1	165,943.12	0.02
September 2006	1	215,950.00	0.02
October 2006	5	1,342,030.56	0.13
November 2006	7	1,725,481.93	0.17
December 2006	20	4,536,672.38	0.44
January 2007	64	17,015,328.93	1.66
February 2007	176	35,965,753.52	3.51
March 2007	449	88,332,692.99	8.63
April 2007	537	107,086,161.52	10.46
May 2007	208	41,832,508.00	4.09
October 2007	3	849,567.49	0.08
November 2007	4	694,634.53	0.07
December 2007	16	3,315,844.43	0.32
January 2008	40	8,825,025.10	0.86
February 2008	157	31,796,766.59	3.11
March 2008	504	86,790,838.37	8.48
April 2008	613	111,787,835.80	10.92
May 2008	273	43,690,562.00	4.27
Total:	4,184	$1,023,729,668.42	100.00%

Transaction Contacts

MBS Trading and Structuring	Khalil Kanaan	(212) 526-8320
	David Rashty	(212) 526-8320

MBS Banking	Mike Hitzmann	(212) 526-5806
	Nick Stimola	(212) 526-0212